UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 3, 2018, Preferred Apartment Communities, Inc. ("we", "us", or the "Company"), Preferred Apartment Communities Operating Partnership, L.P. (the "Partnership") and Preferred Apartment Advisors, LLC (our "Manager") executed Amendment No. 3 to the Sixth Amended and Restated Management Agreement (the "Amendment"). The Amendment amends the Sixth Amended and Restated Management Agreement among the Company, the Partnership and the Manager (the "Sixth Amended and Restated Management Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed them in the Sixth Amended and Restated Management Agreement.

The Amendment modifies the Sixth Amended and Restated Management Agreement by modifying the Manager's Investment Guidelines to state that no more than 25% of the Company's Total Assets may be invested by the Manager in any metropolitan statistical area ("MSA"), other than the MSA that the Company’s corporate headquarters are located in, which will have a limit of 35% of the Company’s Total Assets.

The Amendment also modifies the Sixth Amended and Restated Management Agreement by clarifying that the Manager may agree to waive all or a portion of its Asset Management Fee, Multifamily Property Management and Leasing Fee, the Retail Management Fee, the Retail Leasing Fee, the Office Management Fee, the Office Leasing Fee, and the General and Administrative Expenses Fee (collectively referred to herein as the "Waived Fees"). The Amendment clarifies that upon written notice by the Manager to the Company of any waiver of the Waived Fees, such Waived Fees shall be replaced with contingent fees of the same amount, which shall be due and payable to the Manager as a Disposition Fee on Sale of Assets to the extent the Net Sale Proceeds (as defined in the Partnership Agreement) for such Capital Transaction exceed the Allocable Capital Contributions (as defined in the Partnership Agreement) for such asset plus a cumulative, non-compounded rate of return equal to seven percent (7%) per annum on such Allocable Capital Contributions.

Lastly, the Amendment modifies the Sixth Amended and Restated Management Agreement to state that if the Company does not pay a Multifamily Property Management and Leasing Fee to the Manager for services in connection with the rental, leasing, operation and management of a multifamily Investment then the Manager, in its discretion, may charge an additional Asset Management Fee of up to one-twelfth of 1.0% of the total value of such multifamily Investment held as of the last day of the immediately preceding month, based on the adjusted cost of such Investment before reduction for depreciation, amortization, impairment charges and cumulative acquisition costs charged to expense in accordance with GAAP and as adjusted for appropriate closing dates for individual asset acquisitions. This additional Asset Management Fee is being added to compensate the Manager when it manages investments in complex portfolios of multifamily assets, such as investments in Freddie Mac's K-Deal program.

Under the Sixth Amended and Restated Management Agreement, as amended, our Manager continues to be responsible for administering our day-to-day business operations, identifying and acquiring targeted real estate investments, overseeing the management of our investments, handling the disposition of our real estate investments, and providing us with our management team and appropriate support personnel.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2018, the Board of Directors (the "Board") of the Company approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock. On May 3, 2018, the Compensation Committee of the Board of Directors approved grants of 4,135 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2011 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, Gary B. Coursey, William J. Gresham, Jr., Howard A. McLure, Timothy A. Peterson and John M. Wiens. The shares of restricted common stock will vest in approximately equal amounts on the following dates: August 1, 2018, October 30, 2018, January 28, 2019 and April 29, 2019. The Board also approved the payment of annual cash compensation of $20,000, payable quarterly, for each non-employee director for committee service. The Board also approved cash compensation for committee chairs as follows: $20,000 for the Chair of the Audit Committee of the Company, Timothy A. Peterson; $10,000 for the Chair of the Compensation Committee of the Company, Gary B. Coursey; $10,000 for the Chair of the Nominating and Corporate Governance Committee of the Company, Steve Bartkowski; and $10,000 for the Chair of the Conflicts Committee of the Company, Howard A. McLure. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 3, 2018 the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing eight directors to serve on the Board until the 2018 Annual Meeting of Stockholders; (ii) taking an advisory vote on the compensation of our executive officers; (iii) taking an advisory vote the frequency of taking advisory votes on the compensation of our executive officers; and (iv) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  As of the record date, March 15, 2018 there were 39,209,579 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 35,775,857 shares of Common Stock representing approximately 91.2% of the total shares of Common Stock entitled to vote at the meeting.
(1)    The following eight persons were elected directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
Leonard A. Silverstein	21,237,403	295,881	14,242,573
Daniel M. DuPree	21,073,959	459,325	14,242,573
Steve Bartkowski	15,816,864	5,716,420	14,242,573
Gary B. Coursey	17,076,927	4,456,357	14,242,573
William J. Gresham, Jr.	21,226,346	306,938	14,242,573
Howard A. McLure	21,243,235	290,049	14,242,573
Timothy A. Peterson	17,091,443	4,441,841	14,242,573
John M. Wiens	21,239,629	293,655	14,242,573

(2)	Advisory vote on the Company's executive compensation:

For	18,018,738
Against	3,330,698
Abstain	183,848
Broker Non-Votes	14,242,573

(3)	Advisory vote on the frequency of advisory votes on the Company's executive compensation:

1 Year	15,773,351
2 Years	201,396
3 Years	5,438,201
Abstain	120,336
Broker Non-Votes	14,242,573

As shown above, the Company’s stockholders voted for an advisory vote on named executive officer compensation to be held every year. In response to these voting results and other factors, the Company’s Board of Directors determined at a meeting held on May 3, 2018, that the Company will hold an advisory vote on named executive officer compensation every year. The Company will continue to hold advisory votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next stockholder advisory vote on the frequency of advisory votes, which shall be no later than the Company’s Annual Meeting of Stockholders in 2024.

(4)	The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2018:

For	35,110,851
Against	580,459
Abstain	84,547
Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Amendment No. 3 to the Sixth Amended and Restated Management Agreement, effective as of May 3, 2018, among Preferred Apartment Communities, Inc., Preferred Apartment Communities Operating Partnership, L.P. and Preferred Apartment Advisors, LLC

10.2
Form of Restricted Stock Agreement pursuant to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Pre-effective Amendment No. 6 to Form S-11 Registration Statement (Registration No. 333-168407) filed by the Company with the Securities and Exchange Commission on March 4, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 3, 2018	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary